UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 15, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED DECEMBER 16, 2005
EX-99.2 PRESS RELEASE DATED DECEMBER 15, 2005

Item 7.01. Regulation FD Disclosure
     On December 16, 2005, the Registrant issued a press release containing updates on succession planning and financial guidance. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
CEO Succession Planning
     In light of the health condition of Kevin Cameron, our Chief Executive Officer, the Board of Directors of Emdeon has determined to actively engage in succession planning with respect to the Chief Executive Officer position. Mr. Cameron is expected to continue as Chief Executive Officer until the completion of this process by the Board, which is expected to occur within the next three to four months. This process will be led by a Committee of the Board consisting of Martin J. Wygod, James V. Manning and Neil Dimick.
*          *          *          *
Indictments of Former Medical Manager Health Systems Personnel
     As previously disclosed, the United States Attorney for the District of South Carolina has been conducting an investigation of Emdeon Corporation (the “Registrant”). On December 15, 2005, the Registrant issued a press release regarding indictments, announced by the United States Attorney on that day, of certain former officers and employees of Medical Manager Health System, Inc., a subsidiary of the Registrant that is currently known as Emdeon Practice Services, Inc. (referred to in this Current Report as “Health Systems”). Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of that press release.
     The former employees who were indicted are:
•	Ted W. Dorman, a former Regional Vice President of Health Systems, who was employed until March 2003.

•	Charles L. Hutchinson, a former Controller of Health Systems, who was employed until June 2001.

•	Maxie L. Juzang, a former Vice President of Health Systems, who was employed until August 2005.

•	John H. Kang, a former President of Health Systems, who was employed until May 2001.

•	Frederick B. Karl, Jr., a former General Counsel of Health Systems, who was employed until April 2000.

•	Franklyn B. Krieger, a former Associate General Counsel of Health Systems, who was employed until February 2002.

•	Lee A. Robbins, a former Vice President and Chief Financial Officer of Health Systems, who was employed until September 2000.

•	John P. Sessions, a former President and Chief Operating Officer of Health Systems, who was employed until September 2003.

•	Michael A. Singer, a former Chief Executive Officer of Health Systems and a former director of the Registrant, who was most recently employed by the Registrant as its Executive Vice President, Physician Software Strategies until February 2005.

•	David Ward, a former Vice President of Health Systems, who was employed until June 2005.
The Indictment charges the persons listed above with conspiracy to commit mail, wire and securities fraud, a violation of Title 18, United States Code, Section 371 and conspiracy to commit money laundering, a violation of Title 18, United States Code, Section 1956(h). The indictment charges Messrs. Sessions and Ward with substantive counts of money laundering, violations of Title 18, United States Code, Section 1957. The Indictment is filed in, and available from, the District Court of the United States for the District of South Carolina — Beaufort Division.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
     The following exhibits are filed or furnished herewith:
99.1	Press Release issued by the Registrant, dated December 16, 2005, regarding updates on CEO succession planning and financial guidance

99.2	Press Release issued by the Registrant, dated December 15, 2005, regarding indictments of former Medical Manager Health Systems personnel in connection with previously disclosed investigation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: December 16, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by the Registrant, dated December 16, 2005, regarding updates on CEO succession planning and financial guidance

99.2	Press Release issued by the Registrant, dated December 15, 2005, regarding indictments of former Medical Manager Health Systems personnel in connection with previously disclosed investigation

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